UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 13, 2010 (Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202
(Address of principal executive offices)

(313) 871-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On September 14, 2010, the Board appointed Eddie R. Munson to serve on its Board of Directors for a term ending at the 2011 Annual Meeting of Shareholders and the election and qualification of his successor, as set forth in the attached press release incorporated herein by reference.

The Board has determined that Mr. Munson is independent within the meaning of Sections 803A and 803B of the NYSE Amex Company Guide (the “Guide”) and that he satisfies the other requirements of a member serving on the audit committee as set forth in Section 803B of the Guide.  In addition to his appointment to the Audit Committee, Mr. Munson was also appointed to the Independent Committee of the Board.     In connection with his joining the Board, the Company has entered into an Indemnification Agreement with Mr. Munson.

On September 14, 2010, the Board also adopted and implemented a new compensation arrangement for its outside directors.  The new compensation arrangement for such directors, including Mr. Munson, is as follows:

Annual Fees (payable in arrears quarterly):	$18,000

Attendance at regularly scheduled Board meetings (in person or by telephone):	$3,000

Attendance at regularly scheduled Committee meetings (in person or by telephone):	$2,500

(However, no additional fees will be paid for Committee meetings if the Committee meets on the same day as the Board meeting.)

Restricted Stock Grants (under the 2008 Equity Participation Plan): 5,000 shares annually which vest at the end of each term to which the director has been appointed or elected (the director must be a director on the vesting date); notwithstanding the above, the granted shares shall vest upon the death or disability of the director.

All directors are also entitled to reimbursement for reasonable travel and lodging expenses incurred in attending meetings.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on September 13, 2010.

At the Annual Meeting, the two nominees for election as directors for the term ending at the 2013 Annual Meeting, and until their successors are elected and qualified, received the following votes:

Name	For	Against	Abstain

Timothy S. Manney	32,174,574	1,401,237	27,571
Sudhir V. Valia	30,513,565	3,060,746	29,071

Item 9.01.  Financial Statements and Exhibits.

d.	Exhibits.

Exhibit No.	Description

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated September 15, 2010, announcing the appointment of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date: September 15, 2010	By:	/s/ Jitendra N. Doshi
Jitendra N. Doshi Chief Executive Officer

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Exhibit Index

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated September 15, 2010 announcing the appointment of a new director.

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